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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


                               November 15, 1999
               -------------------------------------------------
                               (Date of Report)


                              Claimsnet.com inc.
        --------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Delaware                       001-14665           75-2649230
        (State or other jurisdiction      (Commission        (IRS Employer
        of incorporation)                  File Number)      Identification No.)


         12801 N. Central Expressway, Suite 1515, Dallas, Texas 75243
--------------------------------------------------------------------------------
                   (Address of principal executive offices)


                                (972) 458-1701
         ------------------------------------------------------------
             (Registrant's telephone number, including area code)



                                     None
    ----------------------------------------------------------------------
        (Former name or former address, if changed since last report.)



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ITEM 5.           OTHER EVENTS.

         GENERAL

         Effective October 27, 1999, Claimsnet.com inc., a Delaware corporation (the "Company"), entered into a strategic relationship with McKesson HBOC, Inc. ("McKesson HBOC"), a leading health care supply management company in North America which provides software solutions, technological innovation and comprehensive services to the health care industry, pursuant to which the Company and McKesson HBOC (i) entered into a Development and Services Agreement (the "License Agreement") relating to a portion of the proprietary technology of the Company and (ii) McKesson HBOC acquired the right to acquire an interest in the Company, together with registration rights relating to the disposition of such interest.

         LICENSE AGREEMENT

         The License Agreement provides that the Company shall convert its Services.now service and related Web interface to integrate with the existing EDI system of McKesson HBOC and will provide for McKesson HBOC a unique look and feel approved thereby together with graphical changes and content approved thereby. The Company commenced the development of the software and related documentation to be delivered pursuant to the License Agreement immediately following the execution of such agreement. In consideration for such development efforts, the Company will be paid a development fee in installments subject to the completion of designated milestones.

         The License Agreement grants to McKesson HBOC a license to such software and related documentation for a period of three years commencing on the date that the software in final form is brought fully on line by McKesson HBOC and used to process transactions for the clients of McKesson HBOC (the "Live Processing Date"). In consideration for such license, the Company will be paid license fees in three equal installments, one of which is within 30 days of the Live Processing Date, the second of which is on the first anniversary of the Live Processing Date, and the third of which is on the second anniversary of the Live Processing Date.

         In addition, pursuant to the License Agreement, McKesson HBOC shall pay to the Company a monthly subscription fee and transaction fees per HCFA, per paper claim, per remittance advice, and per statement in certain circumstances.

         WARRANTS

         In connection with the execution of the License Agreement, the Company entered into a Securities Purchase Agreement whereby, among other things, the Company issued McKesson a warrant exercisable for an aggregate of 819,184 shares of the Company's common stock, or 10% of the Company's common stock on a fully-diluted basis (the "Warrant") on the effective date of such agreement. The Warrants are exercisable though October 27, 2002. In addition, the Company entered into a Registration Rights Agreement with McKesson which allows McKesson, subject to

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certain conditions, to register the shares of the Company's common stock issuable upon exercise of the Warrant, pursuant to the Securities Act of 1933, as amended.

         A copy of the press release disclosing information relating to the consummation of the transaction and certain related matters is attached as an exhibit to this report.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED: NOVEMBER 15, 1999

                                      CLAIMSNET.COM INC.



                                      BY: /s/ BO W. LYCKE
                                          ----------------------------------
                                      BO W. LYCKE
                                      CHAIRMAN OF THE BOARD OF DIRECTORS,
                                      PRESIDENT, AND CHIEF EXECUTIVE OFFICER